TRANSFER AGREEMENT

                                     BETWEEN

                          TRADE CENTRE SYSTEMS ("TCSH")

                                       AND

              JEBSEN AND JESSEN COMMUNICATIONS (S) PTE LTD ("J&J")





BACKGROUND

A. IPC Information Systems, Inc. ("IPC") following its acquisition of V Band Corporation has confirmed J&J as its distributor in Singapore and regions.

B. TCSH agrees to transfer or assign to J&J any rights to obtain business from V Band clients in Singapore in consideration for the following:



1.    SALES/ PROJECTS/ BUILD-UPS (SYSTEM EXPANSIONS) MOVES, ADDS AND CHANGES

1.1 J&J will pay TCSH 20% of the margin of any IPC systems sold to the clients nominated in Schedule A prior to October 31, 2000. This is intended to cover all TCSH's V Band clients.

1.2 J&J will pay TCSH 60% of the gross profit on build-up (system expansion) and MAC's orders from TCSH's existing V BAND customer base, or from sales to existing customers of TCSH products or services, received prior to October 31, 2000.

1.3      TCSH will provide J&J with client site configuration detail.

1.4 J&J agrees to offer employment to Lim Cheng Hock and Chua Kim Wee (Richard) on terms no less favourable than their current salary packages, such employment to commence as soon as practicable with a target date for commencement as January 1, 2000. TCSH will use reasonable endeavours to facilitate the transfer of these employees to J&J.


2.       MAINTENANCE

2.1 TCSH will novate all its Maintenance contracts to J&J by 31 December 1999. After novation J&J will assume all responsibility for the V Band sites.

2.2 The main intention of this arrangement is to give J&J immediate access to TCSH's V Band clients. TCSH will not unreasonably delay or hinder the novation of the contracts and will use best endeavours to arrange that the novations take place as soon as practicable.

2.3 TCSH will supply all staff and materials required for maintenance in each case until the contract is novated. Arrangements will be made for reimbursement where J&J for any reason incur service obligations prior to novation.

         2.4 TCP Sydney will supply level 2 support on V Band products 24 hours a day, 7 days a week until October 31, 2000 at no charge.

2.5 J&J will split 40/60 the net revenue with TCSH from all novated maintenance contracts and maintenance contracts arising from clients nominated in Schedule A after deduction of additional material costs and 3rd party support charges, until October 31, 2000. J&J will supply all staff required.

3        DOCUMENTATION

3.1 TCSH will provide by December, 31 1999 to J&J on signing of this agreement:

o        a list of existing customers and site documentation

o        details and copies of existing maintenance contracts.

o        Invoicing details for each client


3.2 TCSH will assign approvals and other relevant documents for the V Band product range.


4        FUTURE CO-OPERATION


4.1 TCP will make its products available to J&J on reasonable terms where there is no conflict with existing local distributors.


5.       NON-COMPETITION

         TCSH agrees not to compete with J&J by selling any other turret product for a period of twelve months following the date of the Agreement.


6.       STOCK AND SPARES

         TCSH will provide J&J with the stock of equipment and spares required to maintain the systems nominated in Schedule A. This is not to include items as part of work in progress to meet current orders. TCSH and J&J will negotiate in good faith to determine spares level, and TCSH agrees not to deal otherwise in that stock. TCSH will not charge a fee for the stock and equipment used for maintenance purposes. Stock and equipment utilised for customer expansion will be shared 60/40 on a revenue basis from client invoice.


7.       PAYMENT TERMS

         Payment will be made by J&J to TCSH in arrears on the 15th of the calendar month and will be based on the monthly billed and received amounts. Accounts will be reconciled to include monies already received by TCSH for pre-paid maintenance contracts.



8.       TCSH PREMISES WALLICH STREET

         Should J&J wish to utilise the premises at Wallich Street from the period when they are vacated by TCSH until the conclusion of the lease period (31 May 2000), J&J will contribute S$1,000.00 for part lease costs. TCSH intend to give notice to the landlord in February that the lease will not be extended unless otherwise notified by J&J.

9.       ASSOCIATED COMPANIES

         Where the context permits, this Agreement is agreed to bind the associated companies of J&J and TCSH and their respective subsidiaries)

Signed for and on behalf of TCSH           Signed for and on behalf of J&J




By /s/ Illegible                           By    /s/ Illegible
  ------------------------------------       ----------------------------------
(SIGNATURE)


ILLEGIBLE                                  ILLEGIBLE
--------------------------------------     ------------------------------------
(PRINT NAME AND TITLE)





Date  12/16/99                              Date  12/16/99
    -----------------                           ------------------

                       SCHEDULE A (NOMINATED CLIENT SITES)



0        UBS AG
0        Christiana Bank
0        Westpac Banking Corporation
0        Capital International
0        Tokai Bank
0        Spectron Energy
0        Philips Singapore
0        San Paolo IMI Bank
0        HSBC Investment
0        Neptune Orient Line
0        NATSTEEL
0        NM Rothschild
0        Tokai Bank
0        Prebon Ltd.